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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            U.S. TRUST CORPORATION
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:


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                    [LETTERHEAD OF U.S. TRUST CORPORATION,
                        OFFICE OF H. MARSHALL SCHWARZ,
                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER]
                  May 8, 2000

                  Dear Shareholder:

                       On May 2, 2000, we sent you a copy of the proxy
                  statement/prospectus relating to a special meeting of the shareholders of U.S. Trust Corporation to be held on May 31, 2000. The purpose of that meeting is to consider and vote upon a proposal to adopt the merger between The Charles Schwab Corporation and U.S. Trust.

                       On May 3, 2000, Schwab declared a three-for-two
                  stock split. The stock split will be effected in the form of a 50% stock dividend payable on May 30, 2000 to stockholders of record on May 12, 2000. The merger agreement provides that you will be entitled to the benefit of adjustments to Schwab's capitalization and, as a result of the stock split, you will be entitled to receive 5.1405 shares of Schwab common stock for each common share of U.S. Trust that you own. The 5.1405 exchange ratio replaces the exchange ratio of 3.427 contained in the proxy statement/prospectus and on the proxy card we previously sent you.

                       For your convenience we have enclosed a new proxy
                  card. If you have not already voted, we urge you to vote via telephone as instructed on the enclosed proxy card or return a completed proxy card in the envelope provided. IF YOU HAVE ALREADY VOTED USING THE INITIAL PROXY CARD THAT YOU RECEIVED, YOU NEED NOT VOTE A SECOND TIME. THE CHANGE IN THE EXCHANGE RATIO DOES NOT INVALIDATE YOUR INITIAL VOTE. REGARDLESS OF HOW AND WHEN YOU VOTE, IF THE MERGER IS APPROVED AT THE SPECIAL MEETING, YOU WILL BE ENTITLED TO THE ADJUSTED EXCHANGE RATIO.

                                         Thank you.

                                         /s/ H. Marshall Schwarz

                       YOUR VOTE IS IMPORTANT. IF YOU HAVE NOT ALREADY
                  VOTED, PLEASE USE THE TOLL-FREE TELEPHONE NUMBER INCLUDED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD.

                        We urge shareholders to read the proxy
                   statement/prospectus as well as the other documents which U.S. Trust and Schwab have filed or will file with the SEC because they contain important information for making an informed decision. You may obtain free copies of documents filed with the SEC at the SEC's website, www.sec.gov, or by requesting them orally or in writing at the following addresses or telephone numbers:

                The Charles Schwab Corporation          U.S. Trust Corporation
                Investor Relations                      Public Relations
                101 Montgomery Street                   114 West 47th Street
                San Francisco, California 94104         New York, New York 10036
                (415) 636-2787                          (212) 852-1000

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U.S. TRUST  Dear Fellow Shareholder:

                        We have attached your Proxy Card for U.S. Trust's Special Meeting of Shareholders. Your vote is important, and we urge you to exercise your rights as a shareholder.

                        You can vote in one of two ways:

                        1. Call toll free 1-888-457-2962 on a touch-tone
                           telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                                         or

                        2. Mark, sign and date your proxy card and return it
                           promptly in the enclosed envelope.

                        Should you wish to attend, the Special Meeting will be held on Wednesday, May 31, 2000 at 10:00 a.m. in the first floor auditorium at 114 West 47th Street, New York City.

                        Thank you for your cooperation and continued support.




                        /s/ H. Marshall Schwarz
                        H. Marshall Schwarz
                        Chairman and Chief Executive Officer

--------------------------------------------------------------------------------

U.S. TRUST                                                U.S. TRUST CORPORATION

        Proxy/Voting Instructions Solicited by Board of Directors for the
                   Special Meeting of Shareholders on Wednesday, May 31, 2000

The undersigned appoints each of RICHARD B. GROSS and CAROL A. STRICKLAND, with full power of substitution, to vote all Common Shares of U.S. Trust Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY/VOTING INSTRUCTION WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS. IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

VOTING BY MAIL. If you wish to vote by mailing this proxy, please sign your name exactly as it appears on this proxy and mark, date and return it in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such.

VOTING BY TELEPHONE. If you wish to vote by telephone, please follow the instructions on the reverse side.

U.S. TRUST EMPLOYEES. If you are a current or former employee of U.S. Trust and have an interest in Common Shares through the 401(k) Plan and ESOP and/or Employee Stock Purchase Plan (ESPP), your ESOP and ESPP shares and proportionate interest in the Stock Fund as of April 24, 2000 are shown on this card and your vote (by mail or telephone) will provide voting instructions to the Trustee of the respective Plan. If no instructions are given, the Trustee will vote the shares pursuant to the terms of the Plan.

                          CONTINUED ON THE REVERSE SIDE
      PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY OR VOTE BY TELEPHONE.


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                                VOTE BY TELEPHONE
                            QUICK -- EASY -- IMMEDIATE

U.S. Trust Corporation offers you the convenience of telephone voting. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote by telephone:

o You will be asked to enter a Control Number, which is located in the box in the middle of this form.
o     You will hear the following instructions:

Option # 1: To vote as the Board of Directors recommends, press 1.

Option # 2: If you choose to vote other than as the Board of Directors recommends, press 0.

WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1 -- THANK YOU FOR VOTING.

           If you vote by telephone, DO NOT mail back your proxy card.

                                           -----------------------------------
 CALL TOLL FREE ON A TOUCH-TONE PHONE
        1-888-457-2962 -- ANYTIME
   There is NO CHARGE for this call.
                                           -----------------------------------
                                                   CONTROL NUMBER FOR
                                                    TELEPHONE VOTING

           / FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY TELEPHONE /

--------------------------------------------------------------------------------
/X/ Please mark your
    vote with an X.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE
                               MERGER AGREEMENT.

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The shares represented by this proxy shall be voted as follows:

To consider and vote on a proposal to adopt the Agreement and Plan of Merger dated as of January 12, 2000 by and among The Charles Schwab Corporation, Patriot Merger Corporation and U.S. Trust Corporation. As a result of the merger, U.S. Trust will become a wholly owned subsidiary of Schwab. In the merger, shareholders of U.S. Trust will receive 5.1405 shares of Schwab common stock for each common share of U.S. Trust that they own at the effective time of the merger.

                              FOR    AGAINST   ABSTAIN
                              / /      / /      / /

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                                        Sign here as name(s) appear to the left.

                                        ----------------------------------------

                                        ----------------------------------------
                                        IMPORTANT: Please sign EXACTLY as your
                                        name(s) appears on the left. Joint
                                        owners should each sign. If you are
                                        signing as an executor, administrator,
                                        trustee, guardian, attorney or corporate officer, please give your full title.

                                        Date: ____________________________, 2000

                                                              (SEE REVERSE SIDE)